Exhibit 10.12
AMENDMENT NO. 3 TO THE
CORONADO GLOBAL RESOURCES INC.
EMPLOYEE STOCK PURCHASE PLAN
Coronado Global Resources Inc. (the “Company”) hereby adopts this
Amendment No. 3 (the “Amendment”) to the Company’s Employee Stock Purchase
Plan (the “Plan”) effective as of February 26, 2026.
I.
Section 2.31 of the Plan is hereby amended in its entirety to read as follows:
“ 2.31
‘
Purchase
Date
’
shall
mean
the
last
payroll
day
of
February,
May,
August and November (or such other
dates determined by the Committee and
set forth in
the applicable Offer
Document) of each
Plan Year
;
provided that if
such payroll day
is not a
Trading Day,
then the Purchase
Date will be
the first
Trading
Day following
such payroll
day and
further provided
that if
such date
occurs during a blackout
period under the Policy, the Purchase Date will
be the
first Trading Day that occurs after such blackout period ends.”
Except as specifically amended herein, the Plan shall remain unchanged, and as amended herein, shall continue in full force and effect.